UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549
 ____________________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  June 7, 2021

FORMFACTOR, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware		000-50307	13-3711155
(State or Other Jurisdiction of Incorporation)		(Commission File Number)	(IRS Employer Identification No.)

7005 Southfront Road
Livermore,	CA		94551
(Address of Principal Executive Offices)			(Zip Code)

Registrant’s telephone number, including area code:  (925) 290-4000

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
_____________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.001 par value	FORM	Nasdaq Global Market

 Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933(§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐     Emerging growth company

☐    If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

(a) Election of Director

On June 7, 2021, the Board appointed Jorge Titinger to serve as a director. Mr. Titinger will be a Class III member of the Board and will also serve on the Board’s Compensation Committee.

Mr. Titinger was President, Chief Executive Officer and director of Silicon Graphics, Inc. from February 2012 to November 2016. After Silicon Graphics, Inc. was acquired by Hewlett Packard Enterprise, he founded Titinger Consulting, a firm focused on providing strategy, corporate transformation, and culture advice to its clients. Mr. Titinger also served as President, Chief Executive Officer and director of Verigy Ltd. in 2011 and held other senior executive roles from 2008 to 2011. Prior to Verigy, he held senior executive positions with FormFactor, Inc., KLA-Tencor Corporation and Applied Materials. Mr. Titinger served as a director of Xcerra Corporation from 2012 until it was acquired by Cohu in 2018 where he served as a director until May 2021. He also currently serves as a director of CalAmp Corp., a position he has held since June 2015; and as a director of Axcelis Technologies, Inc., a position he has held since August of 2019.

As a member of the Board, Mr. Titinger will receive an annual retainer of $52,500, including a committee membership retainer for his service on the Compensation Committee, which will be prorated for 2021. Mr. Titinger will also receive a grant under the Company’s Equity Incentive Plan of 4,309 restricted stock units vesting in as of the Company’s next annual meeting of stockholders. Mr. Titinger’s grant is representative of the Company’s policy for new director equity compensation, providing for initial grants based on $160,000 worth of shares of common stock as of the date of the grant prorated based on the number of days of service from the new director’s start date through the vesting date of the Company’s next annual meeting of stockholders. Additional information regarding non-employee director compensation currently in effect is set forth in FormFactor’s 2021 Proxy Statement filed with the Securities and Exchange Commission on March 31, 2021.

The Board has determined that Mr. Titinger is an independent director in accordance with applicable NASDAQ Global Market rules and FormFactor’s independence guidelines, as set forth in its Corporate Governance Guidelines.

Mr. Titinger has entered into an indemnity agreement, the terms of which are identical in all material respects to FormFactor’s form of indemnity agreement, which the Company filed as Exhibit 10.01 to its Form S-1 Registration Statement with the Securities and Exchange Commission on May 28, 2002.

There have been no transactions, nor are there any currently proposed transactions, to which the Company was or is to be a party in which Mr. Titinger or any member of his immediate family had, or will have, a direct or indirect material interest.

Item 8.01. Other Events

Following the appointment of Jorge Titinger to the Board, the committees of the Board are composed of the following directors:

•Audit Committee: Raymond Link (Chair), Lothar Maier, and Sheri Rhodes;

•Compensation Committee: Kelley Steven-Waiss (Chair), Rebeca Obregon-Jimenez, and Jorge Titinger; and

•Governance and Nominating Committee: Lothar Maier (Chair), Raymond Link, Kelley Steven-Waiss.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FORMFACTOR, INC.

Date:	June 9, 2021	By:	/s/ JASON COHEN
			Name:	Jason Cohen
			Title:	Senior Vice President and General Counsel